Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Medium Term Tax Free Fund, a series of Scudder Tax Free Trust, on Form N-CSR of the Scudder Medium Term Tax Free Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 25, 2003                                  /s/Richard T. Hale
                                               -----------------------------
                                               Richard T. Hale
                                               Chief Executive Officer
                                               Scudder Medium Term Tax Free
                                               Fund, a series of Scudder Tax
                                               Free Trust

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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Medium Term Tax Free Fund, a series of Scudder Tax Free Trust, on Form N-CSR of the Scudder Medium Term Tax Free Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 25, 2003                                 /s/Charles A. Rizzo
                                              -----------------------------
                                              Charles A. Rizzo
                                              Chief Financial Officer
                                              Scudder Medium Term Tax Free
                                              Fund, a series of Scudder Tax
                                              Free Trust